EXHIBIT 10.220

                   FIFTH AMENDMENT TO CREDIT AGREEMENT

          FIFTH AMENDMENT TO CREDIT AGREEMENT, dated as of January 21, 1999 (this "Amendment"), among R&B FALCON CORPORATION, a Delaware corporation ("Holdings"), RBF DEEPWATER EXPLORATION III INC., a Nevada corporation (f/k/a RB Deepwater Exploration III Inc.) (the "Borrower"), the various lending institutions party to the Credit Agreement referred to below (each, a "Bank" and, collectively, the "Banks"), CREDIT LYONNAIS NEW YORK BRANCH, as Syndication Agent and CHRISTIANIA BANK OG KREDITKASSE, NEW YORK BRANCH, as Administrative Agent for the Banks (the "Agent"). All capitalized terms used herein and not otherwise defined shall have the meanings provided such terms in the Credit Agreement.

                          W I T N E S S E T H :

          WHEREAS, Holdings, the Borrower, the Banks and the Agent are parties to a Credit Agreement, dated as of February 24, 1998 (as amended to date, the "Credit Agreement"); and

          WHEREAS, the parties thereto and hereto wish to amend the Credit Agreement as herein provided;

          NOW, THEREFORE, it is agreed:

I.  Amendments to Credit Agreement.

          1.   Section 7.01 of the Credit Agreement is hereby amended  by
(i) deleting the word "and" at the end of clause (g) thereof, (ii) redesignating clause (h) thereof as clause (i), (iii) inserting the following new clause (h) immediately following clause (g) thereof:

          (h) Indebtedness of Holdings (including any extensions or refinancing thereof, provided that any such refinancing or extension does not increase the principal amount thereof beyond that outstanding on the date of such extension or refinancing), the proceeds of which are used solely to discharge indebtedness of Cliffs Drilling under the 10.25% senior notes of Cliffs Drilling due 2003, and in an aggregate principal amount not to exceed that necessary to discharge the portion of such notes required to be redeemed pursuant to the offer to repurchase made pursuant to the Cliffs Acquisition; provided that such Indebtedness (or refinancing thereof, as the case may be) shall (i) be unsecured and subordinate to the Loans and (ii) shall have a maturity date not earlier than one year after the Maturity Date (as such term is defined from time to time), except that such maturity may occur earlier if and to the extent such maturity results solely in the conversion of such Indebtedness into, or exchange for, other Indebtedness of the Borrower, in the same aggregate principal amount, which is unsecured and subordinated to the Loans and has a maturity date not earlier than one year after the Maturity Date (as such term is defined from time to time); and

, and (iv) deleting clause (f) thereof in its entirety and inserting the following new clause (f) in lieu thereof :

          (f) Indebtedness of Cliffs Drilling acquired pursuant to the Cliffs Acquisition (including any loans made pursuant to unused revolving commitments) in an aggregate principal amount not to exceed $235,000,000, provided that (i) such Indebtedness (or commitments,  as  the  case  may be) existed  at  the  time  of  the consummation of the Cliffs Acquisition and was not created in contemplation thereof (and the provisions thereof were not altered in any material respect in contemplation thereof), (ii) Holdings and the Borrower have no liability with respect to any such Indebtedness and (iii) any Liens securing such Indebtedness apply only to the assets of Cliffs Drilling acquired pursuant to the Cliffs
     Acquisition (and no additional assets are granted as security following, or in contemplation of, the Cliffs Acquisition), and any extension or refinancing of such Indebtedness, provided that such extension or refinancing (x) does not increase the principal amount of such Indebtedness above the outstanding amount thereof immediately prior to giving effect to such refinancing, (y) does not have a maturity date prior to one year after the Maturity Date (as defined from time to time) and (z) is not secured by any assets not securing the Indebtedness to be refinanced; and

          2.   Section 7.06 of the Credit Agreement is hereby amended  by
(i) deleting the word "and" appearing at the end of clause (c) thereof and inserting a comma in lieu thereof and (ii) inserting the following new clause (e) immediately prior to the period at the end of clause (d) thereof:

     and (e) so long as no Default or Event of Default then exists or would result immediately after giving effect thereto, Holdings may pay dividends on its preferred stock not to exceed a rate commensurate with a 10% coupon on such preferred stock.

          3. Section 7.09 of the Credit Agreement is hereby amended by deleting said section in its entirety and inserting the following new
Section 7.09 in lieu thereof:

          7.09. Tangible Net Worth. Holdings will not permit at any time its Tangible Net Worth to be less than $600,000,000 plus (i) 50% of its cumulative Consolidated Net Income, if positive, for the period from April 1, 1998 through the date of calculation, plus (ii) 100% of any equity issued by Holdings after the Effective Date; provided that , for purposes of this Section 7.09, the Cliffs Acquisition shall be deemed to constitute the issuance by Holdings of equity in an amount equal to the increase in Holdings' Tangible Net Worth resulting from the Cliffs Acquisition.

          4. Section 7 of the Credit Agreement is hereby amended by inserting the following new Section 7.13:

          Section 7.13 Restriction on Certain Debt Payments. Holdings shall not repay any indebtedness incurred pursuant to Section 7.01(h) except out of net proceeds from the issuance by the Borrower of (i) capital stock permitted to be issued hereunder or (ii) refinancing Indebtedness permitted pursuant to Section 7.01(h); provided that, so long as no Default or Event of Default exists or would result immediately after giving effect to such payment, this
     Section 7.13 shall not be deemed to prevent Holdings from making regularly scheduled payments of accrued interest on such Indebtedness.

          5. Annex 7.01 of the Credit Agreement is hereby amended by adding thereto the following item:

          "20. Guaranty by R&B dated as of November 28, 1995 in favor of Deep Sea Investors, L.L.C. with respect to the obligations of Reading & Bates Drilling Co. under the Memorandum of Agreement and a charter as of the same date with respect to the semisubmersible drilling unit M.G Hulme."

          6. Annex V of the Credit Agreement is hereby amended by adding thereto the following item:

         "12. Preferred Mortgage on the Jim Cunningham dated November 28, 1995 between Reading & Bates Drilling Co. and Wilmington Trust Company, as Trustee, for the benefit of Deep Sea Investors, L.L.C., in connection with item 20 of Schedule 7.01."

II  Miscellaneous Provisions.

          1. In order to induce the Banks to enter into this Amendment, the Borrower hereby represents and warrants that:

          (a) no Default or Event of Default exists as of the Fifth Amendment Effective Date both before and after giving effect to this Amendment; and

          (b) all of the representations and warranties contained in the Credit Agreement and the other Credit Documents are true and correct in all material respects on the Fifth Amendment Effective Date both before and after giving effect to this Amendment, with the same effect as though such representations and warranties had been made on and as of the Fifth Amendment Effective Date (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specific date).

          2. In order to induce the Banks to enter into this Amendment, Holdings and the Borrower hereby agree that in the event the Borrower takes delivery of the Drillship pursuant to the Construction Contract at any time prior to the Maturity Date, the Borrower shall grant to the Collateral Agent on such date a first preferred ship mortgage on the Drillship, and shall deliver to the Agent such legal opinions and other documentation with respect to such security interest as the Agent may reasonably request, all of which shall be reasonably satisfactory in form and substance to the Agent.

          3. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

          4. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Agent.

          5. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

          6. This Amendment shall become effective on the date (the "Fifth Amendment Effective Date") when (i) each of Holdings, the Borrower and the Required Banks shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Agent at its Notice Office and (ii) Holdings and/or the Borrower shall have paid to each Bank that has executed and delivered a counterpart hereof on or before 12:00 Noon (New York time) on January 21, 1999 an amendment fee equal to 0.15% of such Banks Commitment as in effect on the Fifth Amendment Effective Date immediately prior to giving effect to this Amendment. The Agent will give the Borrower and each Bank prompt notice of the occurrence of the Fifth Amendment Effective Date.

          7. From and after the Fifth Amendment Effective Date, all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as amended hereby.

          IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written.

                              R&B FALCON CORPORATION


                              By:_________________________
                                    Title:


                              RBF DEEPWATER EXPLORATION III INC.


                              By:_________________________
                                    Title:


                              CHRISTIANIA BANK OG KREDITKASSE, NEW YORK
                              BRANCH, Individually and as Agent


                              By:_________________________
                                    Title:


                              By:_________________________
                                    Title:


                              CREDIT LYONNAIS NEW YORK BRANCH,
                              Individually and as Syndication Agent


                              By:_________________________
                                    Title:


                              SKANDINAVISKA ENSKILDA BANKEN AB (Publ.)


                              By:_________________________
                                    Title:

                              By:_________________________
                                    Title:


                              CREDIT AGRICOLE INDOSUEZ


                              By:_________________________
                                    Title:

                              By:_________________________
                                    Title: